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                                  Target Funds
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               Supplement to prospectus dated September 17, 1999

How the Trust Is Managed

The third paragraph under the heading 'How the Trust Is Managed-- Total Return Bond Fund' is amended to read in its entirety as follows:

William Powers is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy group. He is also one of five generalists in our portfolio management group, and co-heads the firm mortgage team. Mr. Powers joined the firm 10 years ago, having been previously associated with Salomon Brothers, and with Bear Stearns as Senior Managing Director specializing in mortgage backed securities. He has 17 years of investment experience, and hold a bachelor's degree in Economics from Princeton University and an MBA from Stanford Graduate School of Business.

              The date of this supplement is dated August 17, 2000
MF189C4